                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                          9 7/8% SENIOR NOTES DUE 2007
                              IN EXCHANGE FOR NEW
                          9 7/8% SENIOR NOTES DUE 2007
            REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED
                                       OF
                            WILLIAMS SCOTSMAN, INC.

    Registered holders of outstanding 9 7/8% Senior Notes due 2007 (the "Existing Notes") who wish to tender their Existing Notes in exchange for a like principal amount of new 9 7/8% Senior Notes due 2007 (the "New Notes") and whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Existing Notes" in this Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

BY MAIL:                          BY HAND:                   BY OVERNIGHT MAIL OR COURIER:
The Bank of New York              The Bank of New York       The Bank of New York
101 Barclay Street--7E            101 Barclay Street         101 Barclay Street--7E
New York, NY 10286                Corporate Trust and        New York, NY 10286
                                  Agency
Attn: Reorganization Department   Services Window            Attn: Reorganization Department
      Shilpa Privedi              Ground Level               Shilpa Privedi
                                  New York, NY 10286
                                  Attn: Shilpa Privedi

                             For Information, call:

                                  (212) 815-5789

                              Fax: (212) 815-6339

    Delivery of this Note of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentleman:

    The undersigned hereby tenders the principal amount of Existing Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated September 25, 1997 of Williams Scotsman, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

NAME AND ADDRESS OF REGISTERED HOLDER    CERTIFICATE
                AS IT                   NUMBER(S) OF                        PRINCIPAL AMOUNT
APPEARS ON THE 9 7/8% SENIOR NOTES DUE    EXISTING     AGGREGATE PRINCIPAL    OF EXISTING
       2007 ("EXISTING NOTES")              NOTES      AMOUNT REPRESENTED        NOTES
            (PLEASE PRINT)                TENDERED     BY EXISTING NOTES*       TENDERED
-------------------------------------   ------------   ------------------   ---------------
-------------------------------------   ------------   ------------------   ---------------
-------------------------------------   ------------   ------------------   ---------------
-------------------------------------   ------------   ------------------   ---------------

If Existing Notes will be delivered by book-entry transfer to The Depositary Trust Company, provide account number.
                                                       Account Number __________

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Existing Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:

                                               (Authorized Signature)
Address:                                       Title:
                                               Name:
                                   (Zip Code)             (Please type or print)
Area Code and Telephone Number: Date:

    NOTE: DO NOT SEND EXISTING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. EXISTING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

*   Must be in denominations of $1,000 and any integral multiple thereof.

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    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X
------------------------------------------  --------------

------------------------------------------  --------------
Signature(s) of Owner(s)                    Date
or Authorized Signatory

Area Code and Telephone Number:
------------------------

    Must be signed by the holder(s) of Existing Notes as their name(s) appear(s) on certificates for Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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